                       AMENDMENT TO SUBADVISORY AGREEMENT

                              COMMAND TAX-FREE FUND

     AMENDMENT made as of this 1st day of January, 2000, between Prudential Investments Fund Management LLC ("PIFM"), and The Prudential Investment Corporation ("PIC").

     WHEREAS, PIFM, either itself or as successor to Prudential Investments Fund Management, Inc., and PIC have entered into a Subadvisory Agreement (the "Agreement") dated October 31, 1988, with respect to the management of Command Tax-Free Fund (the "Fund"); and

     WHEREAS, the Agreement provides that PIC shall provide investment advisory services to the Fund, subject to oversight by PIFM; and

     WHEREAS, PIFM and PIC desire to amend the Agreement with respect to the compensation to be paid by PIFM to PIC for services provided by PIC pursuant to the Agreement.

     NOW, THEREFORE, for and in consideration of the continuation of the Agreement for its current term, and other good and valuable consideration, PIFM and PIC hereby amend the Agreement to provide for the compensation to be paid by PIFM to PIC as described on the attached schedule, effective as of January 1, 2000, for the same term, including renewals, as the Agreement and upon the same terms and conditions as described in the Agreement.

     IN WITNESS WHEREOF, PIMS and PIC have signed this Amendment as of the day and year first above written.


PRUDENTIAL INVESTMENTS                      THE PRUDENTIAL INVESTMENT
FUND MANAGEMENT LLC                         CORPORATION


By: /s/ Robert F. Gunia                     By: /s/ John R. Strangfeld, Jr.
    ---------------------------                 -------------------------------
Name: Robert F. Gunia                       Name: John R. Strangfeld, Jr.
Title: Executive Vice President             Title: Chief Executive Officer

                              COMPENSATION SCHEDULE

-------------------------------------------------------------------------------------------------------------------------------
                                 FUND NAME                                              CONTRACTUAL           COMPENSATION
                                                                                         MGMT FEE                TO PGAM
-------------------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY
EQUITY FUNDS
Prudential 20/20 Focus Fund*                                                                0.75%                 0.375%
Prudential Balanced Fund                                                                    0.65%                 0.325%
Prudential Developing Markets Fund -Developing Markets Equity Fund                          1.25%                 0.625%
Prudential Developing Markets Fund -Latin America Equity Fund                               1.25%                 0.625%
Prudential Diversified Conservative Growth Fund*                                            0.75%                 0.375%
Prudential Diversified Moderate Growth Fund*                                                0.75%                 0.375%
Prudential Diversified High Growth Fund*                                                    0.75%                 0.375%
Prudential Distressed Securities Fund, Inc.                                                 0.75%                 0.375%
Prudential Emerging Growth Fund, Inc.                                                       0.60%                 0.300%
Prudential Equity Fund, Inc.                                                           .50% to $500 mil           0.250%
                                                                                     .475% next $500 mil          0.226%
                                                                                       .45% over 1 bil            0.203%
Prudential Equity Income Fund                                                          .60% to $500 mil           0.300%
                                                                                      .50% next $500 mil          0.238%
                                                                                     .475% next $500 mil          0.214%
                                                                                      .45% over 1.5 bil           0.191%
Prudential Bond Market Index Fund                                                           0.25%                 0.125%
Prudential Europe Index Fund                                                                0.40%                 0.200%
Prudential Pacific Index Fund                                                               0.40%                 0.200%
Prudential Small Cap Index Fund                                                             0.30%                 0.195%
Prudential Stock Index Fund                                                                 0.30%                 0.150%
Prudential Active Balanced Fund                                                             0.65%                 0.325%
Prudential Mid-Cap Value Fund                                                               0.70%                 0.350%
Prudential Natural Resources Fund                                                           0.75%                 0.375%
Prudential Real Estate Securities Fund                                                      0.75%            .45% to $250 mil
                                                                                                            .40% next $250 mil
                                                                                                            .35% next $250 mil
                                                                                                            .30% over $750 mil
Prudential Financial Services Fund                                                          0.75%                 0.375%
Prudential Health Sciences Fund*                                                            0.75%                 0.375%
Prudential Technology Fund                                                                  0.75%                 0.375%
Prudential Utility Fund                                                                .60% to $250 mil           0.300%
                                                                                      .50% next $500 mil          0.238%
                                                                                      .45% next $750 mil          0.203%
                                                                                      .40% next $500 mil          0.170%
                                                                                       .35% next $2 bil           0.140%
                                                                                      .325% next $2 bil           0.122%
                                                                                       .30% over $6 bil           0.105%
Prudential Small-Cap Quantum Fund, Inc.                                                     0.60%                 0.390%
Prudential Small Company Value Fund, Inc.                                                   0.70%                 0.455%




Prudential Tax-Managed Equity Fund                                                          0.65%                 0.325%
Prudential World Fund, Inc., Global Series                                                  0.75%                 0.375%
Prudential Europe Growth Fund                                                               0.75%                 0.375%
Prudential Global Genesis Fund                                                              1.00%                 0.500%
Prudential Pacific Growth Fund                                                              0.75%                 0.375%
TAXABLE FIXED INCOME FUNDS
Prudential Diversified Bond Fund, Inc.                                                      0.50%                 0.250%
Prudential Global Limited Maturity Fund, Inc.                                               0.55%                 0.275%
Prudential Government Income Fund, Inc.                                                 .50% to $3 bil            0.250%
                                                                                       .35% over $3 bil           0.166%
Prudential Government Securities Trust Short Intermediate Term Series                       0.40%                 0.200%
The High Yield Income Fund, Inc.                                                            0.70%                 0.350%
Prudential High Yield Fund, Inc.                                                       .50% to $250 mil           0.250%
                                                                                     .475% next $500 mil          0.226%
                                                                                      .45% next $750 mil          0.203%
                                                                                     .425% next $500 mil          0.181%
                                                                                      .40% next $500 mil          0.160%
                                                                                     .375% next $500 mil          0.141%
                                                                                       .35% over $3 bil           0.123%
Prudential High Yield Total Return Fund, Inc.                                               0.65%                 0.325%
Prudential Intermediate Global Income Fund, Inc.                                            0.75%                 0.375%
Prudential International Bond Fund, Inc.                                                .75% to 1 bil             0.375%
                                                                                       .70% over 1 bil            0.333%
Prudential Structured Maturity Fund, Inc.                                                   0.40%                 0.200%
Prudential Global Total Return Fund, Inc.                                              .75% to $500 mil           0.375%
                                                                                      .70% next $500 mil          0.333%
                                                                                       .65% over $1 bil           0.293%
TAX-EXEMPT FIXED INCOME FUNDS
Prudential California Municipal Fund - California Series                                    0.50%                 0.250%
Prudential California Municipal Fund - California Income                                    0.50%                 0.250%
Prudential National Municipals Fund, Inc.                                              .50% to $250 mil           0.250%
                                                                                     .475% next $250 mil          0.226%
                                                                                      .45% next $500 mil          0.203%
                                                                                     .425% next $250 mil          0.181%
                                                                                      .40% next $250 mil          0.160%
                                                                                     .375% over $1.5 bil          0.141%
Prudential Municipal Bond Fund - High Income Series                                     .50% to 1 bil             0.250%
                                                                                       .45% over 1 bil            0.214%
Prudential Municipal Bond Fund - Insured Series                                         .50% to 1 bil             0.250%
                                                                                       .45% over 1 bil            0.214%
Prudential Municipal Series Fund - Florida Series                                           0.50%                 0.250%
Prudential Municipal Series Fund - Massachusetts Series                                     0.50%                 0.250%
Prudential Municipal Series Fund - New Jersey Series                                        0.50%                 0.250%
Prudential Municipal Series Fund - New York Series                                          0.50%                 0.250%
Prudential Municipal Series Fund - North Carolina Series                                    0.50%                 0.250%




Prudential Municipal Series Fund - Ohio Series                                              0.50%                 0.250%
Prudential Municipal Series Fund - Pennsylvania Series                                      0.50%                 0.250%
MONEY MARKET FUNDS
Command Money Fund                                                                     .50% to $500 mil           0.250%
                                                                                     .425% next $500 mil          0.191%
                                                                                     .375% next $500 mil          0.150%
                                                                                      .35% over $1.5 bil          0.123%
Command Government Money Market Fund                                                    .40% to $1 bil            0.200%
                                                                                      .375% over $1 bil           0.169%
Command Tax-Free Fund                                                                  .50% to $500 mil           0.250%
                                                                                     .425% next $500 mil          0.191%
                                                                                       .375% over $1bil           0.150%
Prudential Government Securities Trust - Money Market Series                            .40% to $1 bil            0.200%
                                                                                     .375% next $500 mil          0.169%
                                                                                      .35% over $1.5 bil          0.140%
Prudential Government Securities Trust - U.S. Treasury Money Market Series                  0.40%                 0.200%
Prudential Institutional Liquidity Portfolio, Inc.                                          0.20%                 0.100%
Prudential Tax-Free Money Market Fund, Inc.                                            .50% to $750 mil           0.250%
                                                                                     .425% next $750 mil          0.191%
                                                                                     .375% over $1.5 bil          0.150%
Prudential California Municipal Fund - California Money Market Series                       0.50%                 0.250%
Prudential MoneyMart Assets, Inc. Fund                                                 .50% to $50 mil            0.250%
                                                                                      .30% over $50 mil           0.135%
Prudential Municipal Series Fund - Connecticut Money Market Series                          0.50%                 0.250%
Prudential Municipal Series Fund - Massachusetts Money Market Series                        0.50%                 0.250%
Prudential Municipal Series Fund - New Jersey Money Market Series                           0.50%                 0.250%
Prudential Municipal Series Fund - New York Money Market Series                             0.50%                 0.250%
Prudential Special Money Fund - Money Market Series                                         0.50%                 0.250%
Cash Accumulated Trust Fund: Liquid Assets                                                  0.07%                 0.035%
Cash Accumulated Trust Fund: National Money Market                                      .39% to $1 bil            0.195%
                                                                                     .375% next $500 mil          0.169%
                                                                                      .35% next $500 mil          0.140%
                                                                                      .325% over $2 bil           0.114%


*Compensation to PGAM based on Prudential advised assets only.